Exhibit 10.2

AMENDMENT NO. 1 TO

COMMON STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment No. 1”) to the Common Stock Purchase Agreement, dated as of December 7, 2004, by and among INTERMIX MEDIA, INC., a Delaware corporation (the “Company”) and the investors listed on Schedule A-1 hereto (the “Prior Purchasers”) (collectively, the “Agreement”) is made as of December 17, 2004, by and among the Company, Prior Purchasers and the investors listed on Schedule A-2 hereto (the “New Purchasers,” and together with the Prior Purchasers, the “Investors”).

RECITALS

WHEREAS, Section 10.5 of the Agreement provides that the Agreement may be modified or amended, or any provision thereof waived, with the written consent of the Company and the Purchasers (as defined in the Agreement) affected by such modification, amendment or waiver;

WHEREAS, the Prior Purchasers comprise all Purchasers under the Agreement and are all Purchasers affected by the amendment and waiver contemplated by this Amendment No. 1; and

WHEREAS, to provide for additional Purchasers under the Agreement, and to make certain other changes and waivers, the Company and the Investors desire to amend the Agreement as provided below.

AGREEMENT

In consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment No. 1, intending to be legally bound, agree as follows (capitalized terms used in this Amendment No. 1 but not defined herein shall have the meaning assigned to them in the Agreement);

1. Joinder to Agreement.

(a) By executing this Amendment No. 1 below, each New Purchaser shall become a “Purchaser” under the Agreement, and agrees to be bound by and subject to the terms and conditions of the Agreement as amended by this Amendment No. 1 (the Agreement as so amended, the “Amended Agreement”).

(b) By executing this Amendment No. 1 below, the Company and each Prior Purchaser consents to the addition as a “Purchaser” under the Agreement (and the Amended Agreement) each of the New Purchasers.

2. Amendment and Restatement of Schedule of Purchasers. The Schedule of Purchasers to the Agreement is hereby amended and restated in its entirety to read as attached hereto as Exhibit A.

3. Waiver of Sections 8.6 and 9.5. The Company and each Investor hereby waive the application of Sections 8.6 and 9.5.

4. Satisfaction of Sections 8.3 and 9.3.

(a) Each Investor hereby represents and warrants that the representations and warranties of such Investor (as a Purchaser under the Amended Agreement) are true and correct in all material respects as of the date hereof (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and that such Purchaser has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Amended Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date, except as specifically waived in this Amendment No. 1.

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(b) The Company hereby represents and warrants that the representations and warranties of the Company are true and correct in all material respects as of the date hereof (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Amended Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date, except as specifically waived in this Amendment No. 1.

(c) The Company and each Investor hereby waive the requirements in Sections 8.3 and 9.3 that the Purchasers (under Section 8.3) and the Company (under Section 9.3) deliver the certificates referenced under such sections; provided, however, that the Company shall deliver to the Purchasers a certificate upon the Closing, executed on behalf of the Company by its Secretary, dated as of the Closing Date, attaching true and correct copies of the resolutions adopted by the Company’s Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under the Amended Agreement and the Investor Rights Agreement.

5. No Other Amendment or Waiver. Except as modified or waived by this Amendment No. 1, the Agreement shall remain in full force and effect in all respects without any modification. By executing this Amendment No. 1 below, the Company and the Investors certify that this Amendment No. 1 has been executed and delivered in compliance with the terms of Section 10.5 of the Agreement. This Amendment No. 1 shall become effective when executed and delivered by the Company and the Investors.

3. Counterparts. This Amendment No. 1 may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

**End of Amendment No. 1 – Signature Page Follows**

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

INTERMIX MEDIA, INC.

By:	/s/ Richard Rosenblatt
Name:	Richard Rosenblatt
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

Redpoint Ventures I, L.P., by its General Partner
Redpoint Ventures I, LLC

By:	/s/ Geoffrey Y Yang
Print Name and Title:	Geoffrey Y Yang, Managing Director

Redpoint Associates I, LLC, as nominee

By:	/s/ Geoffrey Y Yang
Print Name and Title:	Geoffrey Y Yang, Managing Director

Redpoint Ventures II, L.P. by its General Partner
Redpoint Ventures II, LLC

By:	/s/ Geoffrey Y Yang
Print Name and Title:	Geoffrey Y Yang, Managing Director

Redpoint Associates II, LLC, as nominee

By:	/s/ Geoffrey Y Yang
Print Name and Title:	Geoffrey Y Yang, Managing Director

Redpoint Technology Partners Q-1, L.P., by its General Partner

By:	/s/ Geoffrey Y Yang
Print Name and Title:	Geoffrey Y Yang, Managing Director

Redpoint Technology Partners A-1, L.P., by its General Partner

By:	/s/ Geoffrey Y Yang
Print Name and Title:	Geoffrey Y Yang, Managing Director

SCHEDULE A-1

PRIOR PURCHASERS

Redpoint Ventures I, L.P.

Redpoint Associates I, LLC, as nominee

Redpoint Ventures II, L.P.

Redpoint Associates II, LLC, as nominee

SCHEDULE A-2

NEW PURCHASERS

Redpoint Technology Partners Q-1, L.P.

Redpoint Technology Partners A-1, L.P.

EXHIBIT A

AMENDED AND RESTATED SCHEDULE OF PURCHASERS

Name of Purchaser	Number of Shares	Number of Shares Issuable Upon Exercise of Warrant	Aggregate Purchase Price
Redpoint Ventures I, L.P.	304,032	45,605	$1,216,128.00
Redpoint Associates I, LLC, as nominee	7,796	1,169	$31,184.00
Redpoint Ventures II, L.P.	609,561	91,435	$2,438,244.00
Redpoint Associates II, LLC, as nominee	14,095	2,114	$56,380.00
Redpoint Technology Partners Q-1, L.P.	55,627	8,344	$222,508.00
Redpoint Technology Partners A-1, L.P.	8,889	1,333	$35,556.00

Total	1,000,000	150,000	$4,000,000.00